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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06352

Voya Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 to April 30, 2015

ITEM 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report

April 30, 2015

Classes A, C, I, R, and W

Global Fund-of-Funds

■    Voya Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2015

Our new fiscal year commenced after a very volatile October, when global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, fell and then rose more than 8%. In less volatile conditions, the Index added 8.17% in the first half of the fiscal year, during which the forces driving financial markets substantially changed. (The Index returned 5.09% for the six-months ended April 30, 2015, measured in U.S. dollars.)

For much of the period it seemed that the only credible major growth story in the world was the U.S. Economic data were initially mostly positive. The March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.

But reservations remained about the historically low labor force participation rate and annual wage growth languishing at about 2%. And by April some reports had started to deteriorate. The purchasing managers’ index for the manufacturing sector fell to the lowest in nearly two years. Manufacturing output itself was flat to falling, as were retail sales, even after the effect of lower gasoline prices. As for oil prices, March ended with a barrel of oil costing half of what it did seven months earlier, pushing headline annual inflation into negative territory. While this would have a beneficial effect on consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it like capital goods and regional banks. This was evident in gross domestic product (“GDP”), which grew at a wafer-thin 0.2% annualized in the first quarter of 2015, after 2.2% in the previous quarter.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan had re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the rebound, to growth of 1.5% annualized, was a disappointment.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.3%. Purchasing managers indices indicated increasingly solid expansion. Falling interest rates and the weaker euro (see below) would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve flattened in the first half of the fiscal year and the Barclays Long-Term U.S.

Treasury sub-index returned 6.48%. But it actually lost more than that in an April correction. The Barclays U.S. Treasury Bond index as a whole returned 2.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 2.06%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.35%, beating the 1.52% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).

U.S. equities, represented by the S&P 500® Index including dividends, gained 4.40% in the six months through April. The consumer discretionary sector was the top performer, returning 11.52%. Two of 10 sectors lost ground; not surprisingly the most serious was energy, down 4.71%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.

In currencies, the dollar advanced against most others in the first half of the fiscal year. The dollar gained 11.59% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar added 4.20% against the pound. The UK has a comparable growth story to the U.S., but an election on May 7 portended another hung parliament and unattractive coalition possibilities. The dollar gained 6.29% against the yen, mostly in November, on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index jumped 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index surged 16.46%, eclipsing its 2007 closing high. Quantitative easing, plus the declining euro that went with it, ultimately trumped poor economic data, which seemed to be improving at the end. The MSCI UK® Index added 8.10%, with financials and the consumer sectors making the largest contributions. The 15 largest names in the UK index: multinationals accounting for half of its value only averaged a return of about 4.6%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

Voya Global Target Payment Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2015 (percent of net assets)

Large Cap	26%
Mid Cap	3%
Small Cap	2%
International Equity	22%
Emerging Markets	3%
Real Estate	3%
Alternatives	1%
Fixed Income	40%

Portfolio holdings are subject to change daily.

Voya Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, Frank van Etten, and Derek Sasveld, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.86% compared to the S&P Target Risk Growth Index (the “Index”), which returned 4.16% and the Fund’s strategic allocation benchmark, the GTP Composite Index, which returned 3.89% for the six month period. During the six month period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.045 per share for Class A shares, which includes a total of  $0.04 per share for Class A shares of return of capital for the six-months ended April 30, 2015.

Portfolio Specifics: For the reporting period, the Fund underperformed both the GTP Composite Index and the S&P Target Risk Growth Index. The primary cause of the underperformance relative to the GTP Composite Index, aside from the expenses of the underlying mutual funds, was the Fund’s options portfolio, which lost value during the period. By contrast, manager selection contributed to performance and partially offset the detraction from options on a gross of fee basis. The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices, including the S&P 500® Index, S&P 400 Index and MSCI EAFE® Index. Due to reduced levels of equity market volatility, the Fund’s option portfolio hurt relative performance during the period.

The Fund attempts to outperform the GTP Composite Index through tactical asset allocation, i.e., deviating from the GTP Composite Index weightings over the short and medium term. Tactical asset allocation was neutral during the reporting period. At the beginning of the period, we reduced our exposure to core fixed income and allocated the proceeds to U.S. large cap equities, as declines in volatility and improvement in U.S. economic activity indicated that a recovery in equities, after a sell-off in October, would continue. A month later, we removed part of this position to fund an overweight in Japanese equities, which at the time seemed attractively valued relative to U.S. equities. We reduced our exposure to high yield bonds at the beginning of 2015, allocating the proceeds to long duration U.S. Treasury securities. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the United States and continued signs of decelerating global growth. At the end of March, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. This trade was made over concern that the effects of declining crude oil prices on energy companies, which have a large representation in the high yield bond market, would create short-term headwinds, i.e., challenges, for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014. Our thesis was largely fulfilled and the Fund had benefited from the position. At the beginning of April, we initiated a position in U.S. dollar-hedged European equities, funded from U.S. midcap equities, as euro zone economic activity began improving at a rate more significant than at any point in the preceding twelve months.

The Fund also attempts to outperform through the selection of managers to run the underlying funds, which represent the various asset classes within the GTP Composite Underlying Index. Manager selection added to performance relative to the GTP Composite Index for the period, prior to the deduction of fees and expenses. The Underlying Funds with the largest outperformance relative to their respective asset class benchmarks were Voya Small Company Fund, Voya Multi-Manager Mid Cap Value Fund and Voya MidCap Opportunities Fund. The largest underperformers were Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Small Cap Fund and Voya Global Real Estate Fund.

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices, including the S&P 500® Index, S&P 400 Index and MSCI EAFE® Index. The Fund’s option portfolio detracted from performance during the period.

Current Strategy and Outlook: The Fund will seek to continue making level monthly payments of  $0.045 per share for the Class A shares for the remainder of 2015. We expect equities to remain volatile as we move closer to the first Federal Reserve rate hike, but we remain positive on U.S. risk assets for the time being. As stated previously, we remain cautious on emerging markets, as we believe their attractive valuations are justified by declining profitability relative to developed markets. In an effort to mitigate the impact of rising interest rates, we continue to favor credit spread products such as high yield corporate bonds and senior bank loans relative to core fixed income. At the end of April, we initiated a small allocation to commodities with a view that nascent wage rises in the U.S. and expansionary monetary policy outside of the U.S. could bring increased inflation pressure, and that the major commodity categories have adjusted and supply has been reduced.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 28.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2015**	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2015**
Class A	$1,000.00	$1,028.60	0.61%	$3.07	$1,000.00	$1,021.77	0.61%	$3.06
Class C	1,000.00	1,026.10	1.36	6.83	1,000.00	1,018.05	1.36	6.80
Class I	1,000.00	1,030.60	0.31	1.56	1,000.00	1,023.26	0.31	1.56
Class R	1,000.00	1,027.70	0.86	4.32	1,000.00	1,020.53	0.86	4.31
Class W	1,000.00	1,031.30	0.36	1.81	1,000.00	1,023.01	0.36	1.81

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2015 (Unaudited)

ASSETS:
Investments in affiliated underlying funds at fair value*	$357,533,315
Investments in unaffiliated underlying funds at fair value**	39,461,854
Short-term investments at fair value***	1,972,381
Total investments at fair value	$398,967,550
Cash pledged as collateral for OTC derivatives (Note 2)	1,114,000
Receivables:
Investment in unaffiliated underlying funds sold	5,010,970
Fund shares sold	3,599,205
Dividends	371,618
Prepaid expenses	67,586
Reimbursement due from manager	24,292
Other assets	1,659
Total assets	409,156,880
LIABILITIES:
Income distribution payable	93,326
Payable for investments in affiliated underlying funds purchased	371,268
Payable for investments in unaffiliated underlying funds purchased	6,342,575
Payable for fund shares redeemed	972,344
Payable for investment management fees	33,698
Payable for administrative fees	32,430
Payable for distribution and shareholder service fees	142,760
Payable for directors fees	1,806
Payable to directors under the deferred compensation plan (Note 6)	1,659
Other accrued expenses and liabilities	68,698
Written options, at fair value^	652,787
Total liabilities	8,713,351
NET ASSETS	$400,443,529
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$390,060,753
Undistributed net investment income	1,106,408
Accumulated net realized gain	1,613,199
Net unrealized appreciation	7,663,169
NET ASSETS	$400,443,529
* Cost of investments in affiliated underlying funds	$349,577,573
** Cost of investments in unaffiliated underlying funds	$40,138,428
*** Cost of short-term investments	$1,972,381
^ Premiums received on written options	$1,036,788

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2015 (Unaudited) (continued)

Class A
Net assets	$133,312,361
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	15,021,472
Net asset value and redemption price per share†	$8.87
Maximum offering price per share (5.75%)(1)	$9.41
Class C
Net assets	$143,296,908
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	15,616,851
Net asset value and redemption price per share†	$9.18
Class I
Net assets	$91,830,373
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,371,937
Net asset value and redemption price per share	$8.85
Class R
Net assets	$31,384
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,541
Net asset value and redemption price per share	$8.86
Class W
Net assets	$31,972,503
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,616,952
Net asset value and redemption price per share	$8.84

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,033,661
Dividends from unaffiliated underlying funds	606,803
Total investment income	4,640,464
EXPENSES:
Investment management fees	192,848
Distribution and shareholder service fees:
Class A	152,239
Class C	631,882
Class R	76
Transfer agent fees:
Class A	56,985
Class C	59,082
Class I	15,935
Class R	14
Class W	12,847
Administrative service fees	179,129
Shareholder reporting expense	61,540
Registration fees	64,177
Professional fees	27,225
Custody and accounting expense	12,670
Directors fees	5,418
Miscellaneous expense	3,804
Total expenses	1,475,871
Net waived and reimbursed fees	(72,845)
Net expenses	1,403,026
Net investment income	3,237,438

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	7,293,388
Sale of unaffiliated underlying funds	(395,476)
Capital gain distributions from affiliated underlying funds	5,384,988
Capital gain distributions from unaffiliated underlying funds	1,280
Foreign currency related transactions	5,524
Futures	480,980
Written options	(2,314,362)
Net realized gain	10,456,322
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(3,540,738)
Unaffiliated underlying funds	(642,286)
Written options	1,069,890
Net change in unrealized appreciation (depreciation)	(3,113,134)
Net realized and unrealized gain	7,343,188
Increase in net assets resulting from operations	$10,580,626

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$3,237,438	$3,134,714
Net realized gain	10,456,322	5,646,119
Net change in unrealized appreciation (depreciation)	(3,113,134)	2,301,914
Increase in net assets resulting from operations	10,580,626	11,082,747

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(764,184)	(1,951,315)
Class C	(357,913)	(1,284,444)
Class I	(601,449)	(1,218,440)
Class R	(88)	(70)
Class W	(194,688)	(396,514)
Net realized gains:
Class A	(2,418,543)	(2,796,215)
Class C	(2,465,042)	(2,164,845)
Class I	(1,687,619)	(1,284,696)
Class R	(664)	(125)
Class W	(554,711)	(521,194)
Return of capital:
Class A	(611,544)	(950,833)
Class C	(662,618)	(700,651)
Class I	(448,624)	(380,276)
Class R	(194)	(48)
Class W	(151,602)	(185,428)
Total distributions	(10,919,483)	(13,835,094)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	110,554,855	248,578,373
Reinvestment of distributions	10,460,870	13,181,831
	121,015,725	261,760,204
Cost of shares redeemed	(48,411,583)	(63,689,700)
Net increase in net assets resulting from capital share transactions	72,604,142	198,070,504
Net increase in net assets	72,265,285	195,318,157

NET ASSETS:
Beginning of year or period	328,178,244	132,860,087
End of year or period	$400,443,529	$328,178,244
Undistributed (distributions in excess of) net investment income at end of year or period	$1,106,408	$(212,708)

See Accompanying Notes to Financial Statements

9

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-15	8.89	0.09	•	0.16	0.25	0.06	0.17	0.04	0.27	—	8.87	2.86	0.65	0.61	0.61	1.98	133,312	81
10-31-14	8.90	0.14	•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21		0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
10-31-12	8.30	0.17		0.52	0.69	0.23	0.20	0.11	0.54	—	8.45	8.58	0.70	0.51	0.51	2.01	50,693	75
10-31-11	8.79	0.16		(0.11)	0.05	0.26	—	0.28	0.54	—	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	—	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
Class C
04-30-15	9.19	0.06	•	0.18	0.24	0.04	0.17	0.04	0.25	—	9.18	2.61	1.40	1.36	1.36	1.23	143,297	81
10-31-14	9.21	0.07	•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15	•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
10-31-12	8.59	0.11		0.54	0.65	0.18	0.20	0.11	0.49	—	8.75	7.81	1.45	1.26	1.26	1.28	21,912	75
10-31-11	9.09	0.08	•	(0.09)	(0.01)	0.21	—	0.28	0.49	—	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	—	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
Class I
04-30-15	8.87	0.10	•	0.17	0.27	0.08	0.17	0.04	0.29	—	8.85	3.06	0.34	0.31	0.31	2.30	91,830	81
10-31-14	8.89	0.15	•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24	•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
10-31-12	8.30	0.20		0.51	0.71	0.26	0.20	0.11	0.57	—	8.44	8.76	0.43	0.24	0.24	2.39	5,213	75
10-31-11	8.78	0.18		(0.10)	0.08	0.28	—	0.28	0.56	—	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	—	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
Class R
04-30-15	8.88	0.08	•	0.17	0.25	0.06	0.17	0.04	0.27	—	8.86	2.77	0.90	0.86	0.86	1.84	31	81
10-31-14	8.89	0.12		0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21	•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
10-31-12	8.30	0.15		0.52	0.67	0.21	0.20	0.11	0.52	—	8.45	8.30	0.95	0.76	0.76	1.84	3	75
08-05-11(5) -
10-31-11	8.41	0.03	•	(0.01)	0.02	0.07	—	0.06	0.13	—	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
04-30-15	8.85	0.10	•	0.18	0.28	0.08	0.17	0.04	0.29	—	8.84	3.13	0.40	0.36	0.36	2.22	31,973	81
10-31-14	8.87	0.16		0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24	•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71
10-31-12	8.28	0.19		0.53	0.72	0.26	0.20	0.11	0.57	—	8.43	8.91	0.45	0.26	0.26	2.30	8,802	75
10-31-11	8.77	0.16	•	(0.09)	0.07	0.28	—	0.28	0.56	—	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	—	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30

See Accompanying Notes to Financial Statements

10

Financial Highlights (Unaudited) (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of the Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (“VSF” or the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of seven separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as the sub-adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter

12

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee

13

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2015 there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s MPP.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For

14

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2015.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform

15

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and not the counterparty. As of April 30, 2015, the total fair value of written OTC call options subject to Master Agreements in a net liability position was $652,787. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund had posted $1,114,000 in cash collateral for its open written OTC call options at April 30, 2015.

G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the period ended April 30, 2015, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2015.

H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2015, the Fund had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal

16

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2015, the Fund had an average notional value on futures contracts purchased of $7,106,830. There were no open futures contracts at April 30, 2015.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the period ended April 30, 2015 were $351,307,831 and $286,422,153, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with an advisory fee equal to 0.08% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.30% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Fund has entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for the Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

Please see Note 14 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Shareholder Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2015, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	$129,071	$—
Contingent Deferred Sales Charges:	$—	$373

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2015, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are

17

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)(2)	Class R(1)	Class W(1)
1.30%	2.05%	0.99%	1.55%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.
(2)	Prior to January 1, 2015, the expense limit was 1.05% for Class I.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of April 30, 2015, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30,
2016	2017	2018	Total
$150,087	$75,617	$92,384	$318,088

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2015, are as follows:

	April 30,
	2016	2017	2018	Total
Class A	$—	$11,744	$10,358	$22,102
Class C	—	5,782	10,341	16,123
Class R	—	—	2	2
Class W	—	2,346	2,172	4,518

The Expense Limitation Agreement is contractual through at least March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — WRITTEN OPTIONS

Transactions in written OTC call options on equity indices for the period ended April 30, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/14	462,266	$840,837
Options Written	2,970,371	5,926,594
Options Expired	(899,754)	(1,561,698)
Options Terminated in Closing Purchase Transactions	(2,029,559)	(4,168,945)
Balance at 04/30/15	503,324	$1,036,788

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended April 30, 2015, the Fund did not utilize the line of credit.

18

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
4/30/2015	3,515,736	—	386,941	(1,732,673)	2,170,004	31,123,241	—	3,416,743	(15,336,386)	19,203,598
10/31/2014	7,686,451	—	578,909	(3,062,618)	5,202,742	69,005,783	—	5,192,203	(27,469,314)	46,728,672
Class C
4/30/2015	4,000,372	—	374,070	(1,149,903)	3,224,539	36,626,955	—	3,416,759	(10,516,650)	29,527,064
10/31/2014	9,098,947	—	432,708	(1,316,487)	8,215,168	84,507,834	—	4,013,224	(12,186,374)	76,334,684
Class I
4/30/2015	3,613,394	—	310,478	(2,203,537)	1,720,335	31,956,005	—	2,736,532	(19,444,813)	15,247,724
10/31/2014	9,253,603	—	321,903	(2,338,409)	7,237,097	83,100,265	—	2,880,511	(20,779,268)	65,201,508
Class R
4/30/2015	3,741	—	99	(868)	2,972	33,209	—	870	(7,640)	26,439
10/31/2014	208	—	5	—	213	1,869	—	46	—	1,915
Class W
4/30/2015	1,225,867	—	101,127	(351,578)	975,416	10,815,445	—	889,966	(3,106,094)	8,599,317
10/31/2014	1,338,442	—	122,655	(365,252)	1,095,845	11,962,622	—	1,095,847	(3,254,744)	9,803,725

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments/Developing and Emerging Markets Risk. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains

19

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current tax period ending April 30, 2015 has been estimated below and may change after the Fund’s tax year-end of December 31, 2015. The tax composition of dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2015			Tax Year Ended December 31, 2014
Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$766,113	$4,295,729	$2,438,582	$11,292,620	$3,388,251	$1,077,012

The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2014 were:

Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
$(1,752)	$(366,871)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of April 30, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary

20

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 13 — RESTRUCTURING PLAN (continued)

offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2015, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 1, 2015	May 28, 2015
Class C	$0.0410	June 1, 2015	May 28, 2015
Class I	$0.0480	June 1, 2015	May 28, 2015
Class R	$0.0440	June 1, 2015	May 28, 2015
Class W	$0.0470	June 1, 2015	May 28, 2015

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the fund may constitute a return of capital.

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12,

2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

Voya Global Target Payment Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.8%
31,266	iShares Barclays 20+ Year Treasury Bond Fund	$3,937,952	1.0
44,000	iShares iBoxx High Yield Corporate Bond Fund	4,003,560	1.0
119,700	iShares MSCI EAFE Index Fund	7,961,247	2.0
62,100	Vanguard S&P 500 ETF	11,867,310	2.9
119,740	WisdomTree Europe Hedged Equity Fund	7,694,492	1.9
	Total Exchange-Traded Funds
	(Cost $36,141,135)	35,464,561	8.8
MUTUAL FUNDS: 90.3%
	Affiliated Investment Companies: 89.3%
3,170,414	Voya Floating Rate Fund - Class I	32,148,001	8.0
2,731,016	Voya Global Bond Fund - Class R6	28,266,014	7.1
573,367	Voya Global Real Estate Fund - Class R6	11,822,833	2.9
3,924,829	Voya High Yield Bond Fund - Class I	32,183,596	8.0
5,736,574	Voya Intermediate Bond Fund - Class R6	58,398,323	14.6
2,582,256	Voya International Core Fund - Class I	25,874,206	6.5
2,694,303	Voya Large Cap Growth Fund - Class R6	41,222,843	10.3
3,840,795	Voya Large Cap Value Fund - Class R6	49,623,076	12.4
224,194	Voya MidCap Opportunities Fund - Class R6	5,842,485	1.5
1,110,686	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,539,646	3.1
2,926,223	Voya Multi-Manager International Equity Fund - Class I	33,856,397	8.5
242,106	Voya Multi-Manager International Small Cap Fund - Class I	12,056,860	3.0
456,658	Voya Multi-Manager Mid Cap Value Fund - Class I	5,886,317	1.5
433,318	Voya Small Company Fund - Class R6	7,812,718	1.9
		357,533,315	89.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Unaffiliated Investment Companies: 1.0%
671,814	Credit Suisse Commodity Return Strategy Fund - Class I	$3,997,293	1.0
	Total Mutual Funds
	(Cost $353,574,866)	361,530,608	90.3
	Total Long-Term Investments
	(Cost $389,716,001)	396,995,169	99.1
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,972,381	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††
	(Cost $1,972,381)	1,972,381	0.5
	Total Short-Term Investments
	(Cost $1,972,381)	1,972,381	0.5
	Total Investments in Securities
	(Cost $391,688,382)	$398,967,550	99.6
	Assets in Excess of Other Liabilities	1,475,979	0.4
	Net Assets	$400,443,529	100.0

††	Rate shown is the 7-day yield as of April 30, 2015.

Cost for federal income tax purposes is $391,752,678.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,695,088
Gross Unrealized Depreciation	(2,480,216)
Net Unrealized Appreciation	$7,214,872

See Accompanying Notes to Financial Statements

22

Voya Global Target Payment Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$35,464,561	$—	$—	$35,464,561
Mutual Funds	361,530,608	—	—	361,530,608
Short-Term Investments	1,972,381	—	—	1,972,381
Total Investments, at fair value	$398,967,550	$—	$—	$398,967,550
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(652,787)	$—	$(652,787)
Total Liabilities	$—	$(652,787)	$—	$(652,787)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 - Class R6	$—	$63,200,744	$(63,200,744)	$—	$—	$644,979	$97,036	$—
Voya Floating Rate Fund - Class I	16,142,155	20,031,516	(4,281,434)	255,764	32,148,001	393,404	(46,102)	—
Voya Global Bond Fund - Class R6	22,380,183	9,178,919	(3,221,198)	(71,890)	28,266,014	—	(249,373)	—
Voya Global Real Estate Fund - Class R6	13,507,384	1,401,298	(2,823,735)	(262,114)	11,822,833	181,900	466,788	—
Voya High Yield Bond Fund - Class I	35,601,880	9,864,536	(12,476,679)	(806,141)	32,183,596	987,165	382,400	—
Voya Intermediate Bond Fund - Class R6	46,963,093	10,893,420	—	541,810	58,398,323	716,247	—	—
Voya International Core Fund - Class I	13,847,566	20,018,400	(8,832,190)	840,430	25,874,206	48,233	(22,700)	735,866
Voya Large Cap Growth Fund - Class R6	29,511,084	28,438,768	(16,165,093)	(561,916)	41,222,843	28,504	1,962,127	182,718
Voya Large Cap Value Fund - Class R6	32,709,622	39,156,784	(19,130,094)	(3,113,236)	49,623,076	373,182	1,199,497	2,566,876
Voya MidCap Opportunities Fund - Class R6	11,425,562	8,778,774	(13,571,822)	(790,029)	5,842,485	6,686	1,297,159	526,350
Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,846,212	2,779,071	—	(85,637)	12,539,646	149,717	—	—
Voya Multi-Manager International Equity Fund - Class I	24,592,164	22,990,139	(15,791,524)	2,065,618	33,856,397	219,634	(205,503)	376,515
Voya Multi-Manager International Small Cap Fund - Class I	16,296,739	2,518,448	(6,281,314)	(477,013)	12,056,860	218,303	1,381,937	—
Voya Multi-Manager Mid Cap Value Fund - Class I	11,500,686	9,282,031	(13,930,339)	(966,061)	5,886,317	52,910	805,722	782,983
Voya Small Company Fund - Class R6	6,709,768	5,224,204	(4,010,931)	(110,323)	7,812,718	12,797	224,400	213,680
	$291,034,098	$261,935,260	$(191,895,305)	$(3,540,738)	$357,533,315	$4,033,661	$7,293,388	$5,384,988

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

23

Voya Global Target Payment Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

At April 30, 2015, the following over-the-counter written options were outstanding for Voya Global Target Payment Fund:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Securities
455,941	Goldman Sachs & Co.	Call on iShares® MSCI EAFE Index Fund	67.750 USD	05/26/15	$457,172	$(250,994)
19,712	Citigroup, Inc.	Call on S&P 500® Index	2,108.920 USD	05/26/15	473,910	(330,199)
27,671	Citigroup, Inc.	Call on SPDR® S&P® MidCap 400 ETF	276.850 USD	05/26/15	105,706	(71,594)
Total Written OTC Options					$1,036,788	$(652,787)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$652,787
Total Liability Derivatives		$652,787

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options	Futures	Total
Equity contracts	$(2,314,362)	$480,980	$(1,833,382)
Total	$(2,314,362)	$480,980	$(1,833,382)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$1,069,890
Total	$1,069,890

The following summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2015:

	Citigroup, Inc.	Goldman Sachs & Co.	Totals
Liabilities:
Written options	$401,793	$250,994	$652,787
Total liabilities	$401,793	$250,994	$652,787
Net OTC derivative instruments by counterparty, at fair value	$(401,793)	$(250,994)	$(652,787)
Total collateral pledged by Fund/(Received from counterparty)	$1,114,000	$—	$1,114,000
Net Exposure(1)	$712,207	$(250,994)	$461,213

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Global Target Payment Fund (the “Fund”), a series of Voya Series Fund, Inc. (the “Company”), enters into a new investment advisory contract (the “Advisory Contract”) with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract (the “Sub-Advisory Contract”) between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Directors (the “Board”) of the Company, including a majority of the Board members who have no direct or indirect interest in the Fund’s investment advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Fund’s shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund were not asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s Annual Report, dated October 31, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates LLP, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Investment Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement becomes effective; and (4) representations from Management that the combination of the Agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendments to the Fund’s Investment Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

27

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.

For the calendar year 2015, the Fund will make a level monthly payment of  $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.048 per share for Class I shares, $0.047 per share for Class W shares, and $0.044 per share for Class R shares. The level monthly payment amount for calendar year 2015 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.25% for Class A shares, 5.50% for Class C shares, 6.55% for Class I shares, 6.50% for Class W shares, and 6.00% for Class R shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $450 from their holdings in Class A shares, $410 from their holdings in Class C shares, $480 from their holdings in Class I shares, $470 from holdings in Class W shares, and $440 from holdings in Class R shares from the Fund during 2015.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s sub-adviser; and (ii) the Fund’s performance over the previous three years.

Each January the sub-adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

28

Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-GTPALL         (0415-061915)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX- 99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2015

By:	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 2, 2015